Exhibit 23








            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACOCUNTING FIRM
            --------------------------------------------------------




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32439) of Old Republic International Corporation of our report dated June 28, 2004 relating to the financial statements of the Bituminous 401(k) Savings Plan, which appears in this Form 11-K (as filed on Form 10-K/A).


                                                /s/ PricewaterhouseCoopers LLP



Chicago, Illinois
June 28, 2004